UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
June 8, 2006
ULTRALIFE BATTERIES, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation or organization)

0-20852	16-1387013
(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Technology Parkway, Newark, New York	14513
(Address of principal executive offices)	(Zip Code)
(315) 332-7100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant
     (a) Former independent registered public accounting firm
On June 8, 2006, Ultralife Batteries, Inc. (the “Company”) dismissed its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). This dismissal was approved by the Company’s Board of Directors, based on the recommendation of its Audit and Finance Committee, and communicated to PwC on June 9, 2006.
PwC’s reports on the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2004 and December 31, 2005, did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2004 and December 31, 2005, and through June 8, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in PwC’s reports on the Company’s financial statements for such years.
During the fiscal years ended December 31, 2004 and December 31, 2005 and through June 8, 2006, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.
The Company provided PwC with a copy of the above disclosure and requested that PwC provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with this disclosure. A copy of PwC’s letter dated June 14, 2006 is attached as Exhibit 16.1 to this Form 8-K.
     (b) New independent registered public accounting firm
The Company will engage BDO Seidman LLP (“BDO”) as its new independent public accountants, effective immediately, for the fiscal year ending December 31, 2006.
During the fiscal years ended December 31, 2004 and December 31, 2005 and through June 8, 2006, the Company did not consult with BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events pursuant to Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-K.
Item 9.01 — Financial Statements and Exhibits:
  (a) Financial Statements of Business Acquired. N/A
  (b) Pro Forma Financial Information. N/A
  (c) Exhibits.
     As described in Item 4.01 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

16.1	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated June 14, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRALIFE BATTERIES, INC.

Dated: June 14, 2006	By:	/s/ Robert W. Fishback

Vice President — Finance and Chief Financial Officer

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